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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                    ___________________________________





                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                    ___________________________________






DATE OF REPORT:   May 28, 2002
DATE OF EARLIEST EVENT REPORTED:    May 24, 2002


                         ICN PHARMACEUTICALS, INC.
           (Exact name of registrant as specified in its charter)


         Delaware                           1-11397                33-0628076
(State or other jurisdiction of     (Commission File Number)   (I.R.S. Employer
incorporation or organization)                                  Identification
                                                                 Number)

                             3300 HYLAND AVENUE
                        COSTA MESA, CALIFORNIA 92626

                  (Address of principal executive offices)




Registrant's telephone number, including area code:           (714) 545-0100

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Item 5.   Other Events.
          ------------

          On May 24, 2002, Jean-Francois Kurz resigned from the Board of Directors of ICN Pharmaceuticals, Inc. (the "Company"). The Board of Directors appointed Norman Barker, a current director whose term expires at the Company's 2003 Annual Meeting of Stockholders, to fill the vacancy. Mr. Barker will serve the remainder of Mr. Kurtz term which expires at the Company's 2003 Annual Meeting of Stockholders. Mr. Kurz will remain a director of ICN International. Mr. Kurz's resignation is consistent with the Company's restructuring plan which contemplates that each of the Boards of ICN Americas, ICN International and Ribapharm will have separate, independent directors.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          None.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

          Dated:  May 28, 2002

                                           ICN PHARMACEUTICALS, INC.


                                           By: /s/ Gregory Keever
                                              ----------------------------
                                              Name:  Gregory Keever
                                              Title: Executive Vice President,
                                                     General Counsel and
                                                     Corporate Secretary